Exhibit 10.8

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

PROMISSORY NOTE

US$4,000,000	May 12, 2016

FOR VALUE RECEIVED, the undersigned, BioLife Solutions, Inc., a Delaware corporation (“Borrower”) promises to pay to the order of WAVI Holding AG, a corporation organized under the laws of Switzerland (the “Lender”) at its office at Paradiesstrasse 25, CH-6845, Jona, Switzerland, in lawful money of the United States, or at such other address as the holder hereof may from time to time designate in writing, the principal amount of all loans made by the Lender to the Borrower under the terms of this Note (each an “Advance” and collectively the “Advances”). The aggregate principal amount of all Advances outstanding hereunder shall not exceed FOUR MILLION AND 00/100 UNITED STATES DOLLARS (US$4,000,000), and no Advance shall be made after June 1, 2017 (the “Maturity Date”).

This Note matures on the Maturity Date, and the outstanding principal amount of this Note shall be repaid in full on the Maturity Date.

This Note is unsecured.

Interest on the unpaid principal balance of this Note shall accrue from the date hereof at a per annum rate equal to ten percent (10%) calculated on the basis of a year consisting of twelve months of thirty days each. No provision of this Note shall require the payment or permit the collection of interest in excess of the rate permitted by applicable law.

Accrued interest at the rates referred to above shall be payable on the Maturity Date, when all unpaid accrued interest shall be due and payable in full.

Principal, interest and fees owed under this Note are payable in lawful money of the United States of America in immediately available funds.

All payments under this Note shall be applied initially against accrued interest and thereafter in reduction of principal. The principal amount hereof, together with accrued, unpaid interest hereon, may be prepaid at any time and from time to time without premium or penalty.

Any officer of the Borrower who has been disclosed to the Lender in writing as an authorized officer for such purposes (an “Authorized Person”) may request an Advance on any day other than a Saturday, Sunday or other day when commercial banks located in the State of Washington are not open for commercial banking business (each such day, a “Business Day”). Such request shall be made in writing delivered to the Lender by not later than 9:00 a.m. on the day two Business Days prior to the requested Advance.

The Borrower hereby authorizes the Lender to rely upon the written instructions of any person identifying himself or herself as an Authorized Person and upon any signature which the Lender believes to be genuine, and the Borrower shall be bound thereby in the same manner as if such person were authorized or such signature were genuine.

It is expressly understood that the Lender is under no obligation to make any Advance to the Borrower under this Note (whether by reason of any provision hereof or otherwise) (i) if an Event of Default, as hereinafter defined, has occurred and is continuing, or (ii) if such Advance or any part thereof would cause the aggregate amount of all Advances made hereunder to exceed $4,000,000.

The Borrower covenants and agrees that any and all payments under this shall be made without deduction or withholding for any taxes other than income or franchise taxes imposed on the Lender in any jurisdiction (“Subject Taxes”), except as required by applicable law. If any applicable law requires the deduction or withholding of any Subject Tax from any such payment, then the Borrower shall be entitled to make such deduction or withholding. If the Borrower is entitled to an exemption from or reduction of any Subject Tax with respect to payments made under this Note, the Lender agrees, by its acceptance of this Note, that it shall deliver to the Borrower, at the time or times reasonably requested by the Borrower, such properly completed and executed documentation reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding and such other documentation prescribed by applicable law or reasonably requested by the Borrower as will enable the Borrower to determine whether or not the Lender is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, the Lender further agrees, by its acceptance of this Note, that it shall, to the extent it is legally entitled to do so, deliver to the Borrower on or prior to the date which is 10 days after the date of this Note (and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:

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(1) if the Lender is claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Note, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Note, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) if the Lender is claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that the Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent the Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable.

The Lender further agrees, by its acceptance of this Note, that it shall, to the extent it is legally entitled to do so, deliver to the Borrower on or prior to the date which is 10 days after the date of this Note (and from time to time thereafter upon the reasonable request of the Borrower), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

If a payment made to the Lender under this Note would be subject to U.S. federal withholding tax imposed by FATCA if the Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), the Lender further agrees, by its acceptance of this Note, that it shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with their obligations under FATCA and to determine that the Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. For the purposes of this paragraph, “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as the same may be amended after the date of this Note, and any current or future regulations or official interpretations thereof.

The Lender further agrees, by its acceptance of this Note, that it agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.

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If Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Subject Taxes as to which it has been indemnified pursuant to the preceding four paragraphs (including by the payment of additional amounts pursuant to such paragraphs), the Lender further agrees, by its acceptance of this Note, that it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made pursuant to such paragraphs), and without interest (other than any interest paid by the relevant governmental authority with respect to such refund).

The Borrower will not create, incur, assume or suffer to exist any Lien, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any property through conditional sale, lease-purchase or other title retention agreements, with respect to any property now owned or hereafter acquired by the Borrower, other than a Permitted Lien. For purposes of this Note, the following terms have the definitions assigned to them:

“Lien” means, with respect to any person, any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device in, of or on any assets or properties of such person, now owned or hereafter acquired, whether arising by agreement or operation of law.

“Permitted Lien” means:

(a)	Liens granted to the Lender after the date of this Note to secure this Note.

(b)	Liens existing on the date of this Note.

(c)	Deposits or pledges to secure payment of workers’ compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Borrower.

(d)	Liens for taxes, fees, assessments and governmental charges not delinquent at the time of determination.

(e)	Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made at the time of determination.

(f)	Liens incurred or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance or other similar bonds.

(g)	Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restriction against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Borrower to provide collateral to the depository institution.

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(h)	Encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property and landlord’s Liens under leases on the premises rented that do not materially detract from the value of such property or impair the use thereof in the business of the Borrower.

(i)	The interest of any lessor under any capitalized lease or purchase money Liens on property; provided, that, such Liens are limited to the property acquired and do not secure indebtedness other than the related capitalized lease obligations or the purchase price of such property.

(j)	Other involuntary Liens imposed upon the Borrower in the ordinary course of business.

If any one or more of the following events (“Events of Default”) shall occur, then, in any such event, the holder hereof may, at its option, declare this Note to be immediately due and payable, together with all unpaid interest accrued hereon, without further notice or demand, but in the case of any of the occurrence of any of events described in paragraphs (c) or (d) below, this Note shall become automatically due and payable, including unpaid interest accrued hereon, without notice or demand:

(a)          The Borrower shall default in the due and punctual payment of any installment of either principal of or interest on this Note when the same shall become due and payable and such default shall continue for period of 10 calendar days after written notice from the Lender;

(b)          Default in the due observance or performance of any covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to the terms of this Note, and such default shall continue for period of 10 calendar days after written notice from the Lender;

(c)          The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Borrower or any of Borrower’s properties or assets, (ii) admit in writing Borrower’s inability to pay Borrower’s debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against Borrower in any proceeding under any such law; or

(d)          An order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, by any court of competent jurisdiction, approving a petition seeking the reorganization or liquidation of the Borrower or of all or a substantial part of the properties or assets of the Borrower, or appointing a receiver, trustee or liquidator of the Borrower, and such order, judgment or decree shall continue unstayed and in effect for any period of ten days.

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If this Note or any payment required to be made thereunder is not paid on the due date (whether at original maturity or following acceleration), the holder hereof shall have, in addition to any other rights it may have under applicable laws, the right to set off the indebtedness evidenced by this Note against any indebtedness of such holder to the Borrower.

No failure or delay on the part of the holder of this Note in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof of the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle the Borrower to any notice or demand in similar or other circumstances.

The Borrower further agrees to reimburse the holder of this Note upon demand for all reasonable out-of-pocket expenses, including reasonable attorneys’ fees, in connection with such holder’s enforcement of the obligations of the Borrower hereunder.

Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived. In the event of an Event of Default, as set forth above, the Borrower agrees to pay costs of collection and reasonable attorneys’ fees.

Lender agrees, by its acceptance of this Note, to offer, sell or otherwise transfer this Note only in accordance with the provisions of Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. In addition, Lender agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act. Borrower will not register any transfer of this Note unless made in accordance with the foregoing restrictions.

This Note shall be governed by and construed in accordance with the internal laws of the State of Washington (without giving effect to the conflicts of laws principles thereof).

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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BIOLIFE SOLUTIONS, INC.

By:	/s/ Roderick de Greef
Name: Roderick de Greef
Title: CFO

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